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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                _________________


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 21, 2004


                                ________________

                          First Midwest Financial, Inc.
             (Exact name of registrant as specified in its charter)


                                 _______________


         Delaware                         0-22140                42-1406262
(State or other jurisdiction of       (Commission File)        (IRS Employer
incorporation or organization)             Number            Identification No.)

                       Fifth at Erie, Storm Lake, IA 50588
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (712) 732-4117

                               ___________________

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                                TABLE OF CONTENTS

Item 7. Financial Statements and Exhibits.

Item 12. Results of Operations and Financial Condition.

Signatures

Exhibit Index

Exhibit 99.1
                                       i

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.
          ---------

               The following Exhibit is being furnished herewith:

               99.1 Registrant's Press Release dated January 20, 2004.

Item 12. Results of Operations and Financial Condition.

     On January 20, 2004, the Registrant announced the results of operations and financial position as of, and for the first quarter ended December 31, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          FIRST MIDWEST FINANCIAL, INC.

                                    By:   /s/ Ronald J. Walters
                                          ---------------------
                                          Ronald J. Walters
                                          Senior Vice President, Secretary,
                                          Treasurer and Chief Financial Officer

Dated:  January 21, 2004

                                  Exhibit Index
                                  -------------

Exhibit
Number                     Description of Exhibit
------                     ----------------------

99.1              Registrant's Press Release dated January 20, 2004